Exhibit 99.3

Callon Energy Fourth Quarter and Year-end 2022
Supplemental Tables

Table of Contents:	Page:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Cash Flows	4
Operating Results	5
Commodity Derivatives	7
Non-GAAP Measures	7

Callon Petroleum Company
Consolidated Balance Sheets
(In thousands, except par and share amounts)

	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$3,395	$9,882
Accounts receivable, net	237,128	232,436
Fair value of derivatives	21,332	22,381
Other current assets	35,783	30,745
Total current assets	297,638	295,444
Oil and natural gas properties, full cost accounting method:
Evaluated properties, net	4,023,603	3,352,821
Unevaluated properties	1,711,306	1,812,827
Total oil and natural gas properties, net	5,734,909	5,165,648
Other property and equipment, net	26,152	28,128
Deferred financing costs	18,822	18,125
Other assets, net	68,560	40,158
Total assets	$6,146,081	$5,547,503
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$536,233	$569,991
Fair value of derivatives	16,197	185,977
Other current liabilities	150,384	116,523
Total current liabilities	702,814	872,491
Long-term debt	2,241,295	2,694,115
Asset retirement obligations	53,892	54,458
Fair value of derivatives	13,415	11,409
Other long-term liabilities	49,243	49,262
Total liabilities	3,060,659	3,681,735
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 130,000,000 and 78,750,000 shares authorized; 61,621,518 and 61,370,684 shares outstanding, respectively	616	614
Capital in excess of par value	4,022,194	4,012,358
Accumulated deficit	(937,388)	(2,147,204)
Total stockholders’ equity	3,085,422	1,865,768
Total liabilities and stockholders’ equity	$6,146,081	$5,547,503

Callon Petroleum Company
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021
Operating Revenues:
Oil	$513,734	$506,445	$2,262,647	$1,516,225
Natural gas	42,774	56,674	232,681	141,493
Natural gas liquids	49,776	69,782	260,472	193,861
Sales of purchased oil and gas	97,965	59,287	475,164	193,451
Total operating revenues	704,249	692,188	3,230,964	2,045,030

Operating Expenses:
Lease operating	74,097	73,522	290,486	203,141
Production and ad valorem taxes	34,079	33,693	159,920	100,160
Gathering, transportation and processing	25,285	22,083	96,902	80,970
Cost of purchased oil and gas	100,338	61,530	478,445	201,088
Depreciation, depletion and amortization	131,296	112,551	466,517	356,556
General and administrative	15,341	13,116	57,393	50,483
Merger, integration and transaction	—	11,271	769	14,289
Total operating expenses	380,436	327,766	1,550,432	1,006,687
Income From Operations	323,813	364,422	1,680,532	1,038,343

Other (Income) Expenses:
Interest expense, net of capitalized amounts	17,950	25,226	79,667	102,012
Loss on derivative contracts	25,855	10,145	330,953	522,300
Loss on extinguishment of debt	3,241	43,460	45,658	41,040
Other (income) expense	(485)	1,077	2,645	7,660
Total other (income) expense	46,561	79,908	458,923	673,012

Income Before Income Taxes	277,252	284,514	1,221,609	365,331
Income tax benefit (expense)	(4,785)	837	(11,793)	(180)
Net Income	$272,467	$285,351	$1,209,816	$365,151

Net Income Per Common Share:
Basic	$4.42	$4.82	$19.63	$7.51
Diluted	$4.41	$4.78	$19.54	$7.26

Weighted Average Common Shares Outstanding:
Basic	61,610	59,143	61,620	48,612
Diluted	61,844	59,737	61,904	50,311

Callon Petroleum Company
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net income	$272,467	$285,351	$1,209,816	$365,151
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	131,296	112,551	466,517	356,556
Amortization of non-cash debt related items, net	1,017	2,958	5,280	10,124
Deferred income tax expense	2,653	—	4,279	—
Loss on derivative contracts	25,855	10,145	330,953	522,300
Cash paid for commodity derivative settlements, net	(60,196)	(156,719)	(493,714)	(395,097)
Loss on extinguishment of debt	3,241	43,460	45,658	41,040
Non-cash expense related to share-based awards	1,452	939	2,507	12,923
Other, net	(1,568)	31	7,136	11,037
Changes in current assets and liabilities:
Accounts receivable	48,943	(3,175)	(3,480)	(86,402)
Other current assets	(3,163)	(1,698)	(15,392)	(10,399)
Accounts payable and accrued liabilities	(49,350)	72,467	(58,043)	146,910
Net cash provided by operating activities	372,647	366,310	1,501,517	974,143
Cash flows from investing activities:
Capital expenditures	(238,760)	(150,935)	(992,985)	(578,487)
Acquisition of oil and gas properties	(10,139)	(426,496)	(28,253)	(493,732)
Proceeds from sales of assets	17,780	152,686	27,093	188,101
Cash paid for settlement of contingent consideration arrangement	—	—	(19,171)	—
Other, net	792	3,512	14,289	7,718
Net cash used in investing activities	(230,327)	(421,233)	(999,027)	(876,400)
Cash flows from financing activities:
Borrowings on credit facility	751,000	904,000	3,286,000	2,140,500
Payments on credit facility	(884,000)	(842,000)	(3,568,000)	(2,340,500)
Issuance of senior notes	—	—	600,000	650,000
Redemption of senior notes	—	—	(467,287)	(542,755)
Redemption of 9.0% Second Lien Senior Secured Notes due 2025	—	—	(339,507)	—
Payment of deferred financing costs	(10,275)	(504)	(21,898)	(12,672)
Other, net	—	(390)	1,715	(2,670)
Net cash provided by (used in) financing activities	(143,275)	61,106	(508,977)	(108,097)
Net change in cash and cash equivalents	(955)	6,183	(6,487)	(10,354)
Balance, beginning of period	4,350	3,699	9,882	20,236
Balance, end of period	$3,395	$9,882	$3,395	$9,882

Operating Results
The following table presents summary information for the periods indicated:

	Three Months Ended			Year Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022
Total production
Oil (MBbls)
Permian	4,715	4,567	4,727	18,041
Eagle Ford	1,377	1,545	1,839	5,598
Total oil	6,092	6,112	6,566	23,639

Natural gas (MMcf)
Permian	9,013	9,041	9,183	35,519
Eagle Ford	1,530	1,616	2,090	6,108
Total natural gas	10,543	10,657	11,273	41,627

NGLs (MBbls)
Permian	1,645	1,702	1,549	6,424
Eagle Ford	285	283	344	1,052
Total NGLs	1,930	1,985	1,893	7,476

Total production (MBoe)
Permian	7,862	7,776	7,806	30,385
Eagle Ford	1,917	2,097	2,532	7,668
Total barrels of oil equivalent	9,779	9,873	10,338	38,053

Total daily production (Boe/d)
Permian	85,461	84,517	84,848	83,246
Eagle Ford	20,826	22,799	27,517	21,008
Total barrels of oil equivalent	106,287	107,316	112,365	104,254
Oil as % of total daily production	62%	62%	64%	62%

Average realized sales price (excluding impact of settled derivatives)
Oil (per Bbl)
Permian	$84.19	$94.19	$76.86	$95.58
Eagle Ford	84.82	94.31	77.84	96.15
Total oil	$84.33	$94.22	$77.13	$95.72

Natural gas (per Mcf)
Permian	$3.83	$7.53	$4.81	$5.44
Eagle Ford	5.38	8.01	6.00	6.47
Total natural gas	$4.06	$7.60	$5.03	$5.59

NGL (per Bbl)
Permian	$25.99	$34.12	$37.50	$35.18
Eagle Ford	24.67	33.49	34.00	32.80
Total NGL	$25.79	$34.03	$36.86	$34.84

Average realized sales price (per Boe)
Permian	$60.32	$71.54	$59.64	$70.55
Eagle Ford	68.89	80.18	66.10	79.84
Total average realized sales price	$62.00	$73.37	$61.22	$72.42

Average realized sales price (including impact of settled derivatives)
Oil (per Bbl)	$76.82	$81.82	$57.05	$78.65
Natural gas (per Mcf)	4.19	4.86	3.81	4.15
NGLs (per Bbl)	25.79	34.03	34.56	34.32
Total average realized sales price (per Boe)	$57.46	$62.74	$46.72	$60.14

	Three Months Ended			Year Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022
Revenues (in thousands)(a)
Oil
Permian	$396,940	$430,145	$363,306	$1,724,425
Eagle Ford	116,794	145,707	143,139	538,222
Total oil	$513,734	$575,852	$506,445	$2,262,647

Natural gas
Permian	$34,541	$68,075	$44,133	$193,154
Eagle Ford	8,233	12,943	12,541	39,527
Total natural gas	$42,774	$81,018	$56,674	$232,681

NGLs
Permian	$42,746	$58,069	$58,085	$225,970
Eagle Ford	7,030	9,479	11,697	34,502
Total NGLs	$49,776	$67,548	$69,782	$260,472

Total revenues
Permian	$474,227	$556,289	$465,524	$2,143,549
Eagle Ford	132,057	168,129	167,377	612,251
Total revenues	$606,284	$724,418	$632,901	$2,755,800

Additional per Boe data
Sales price (b)
Permian	$60.32	$71.54	$59.64	$70.55
Eagle Ford	68.89	80.18	66.10	79.84
Total sales price	$62.00	$73.37	$61.22	$72.42

Lease operating expense
Permian	$6.97	$7.55	$7.22	$7.18
Eagle Ford	10.08	8.31	6.77	9.45
Total lease operating expense	$7.58	$7.71	$7.11	$7.63

Production and ad valorem taxes
Permian	$3.39	$4.27	$3.15	$4.05
Eagle Ford	3.87	4.79	3.60	4.82
Total production and ad valorem taxes	$3.48	$4.38	$3.26	$4.20

Gathering, transportation and processing
Permian	$2.75	$3.06	$2.26	$2.71
Eagle Ford	1.90	1.80	1.76	1.88
Total gathering, transportation and processing	$2.59	$2.79	$2.14	$2.55

Operating margin
Permian	$47.21	$56.66	$47.01	$56.61
Eagle Ford	53.04	65.28	53.97	63.69
Total operating margin	$48.35	$58.49	$48.71	$58.04

Depletion, depreciation and amortization	$13.43	$12.44	$10.89	$12.26
General and administrative	$1.57	$1.42	$1.27	$1.51
Adjusted G&A
Cash component (c)	$1.42	$1.41	$1.18	$1.44
Non-cash component	$0.17	$0.17	$0.12	$0.17

(a)Excludes sales of oil and gas purchased from third parties.
(b)Excludes the impact of settled derivatives.
(c)Excludes the change in fair value and amortization of share-based incentive awards.

Commodity Derivatives

	Three Months Ended	Year Ended
	December 31, 2022	December 31, 2022
Loss on oil derivatives	$43,852	$287,379
(Gain) loss on natural gas derivatives	(17,997)	38,803
Loss on NGL derivatives	—	4,771
Loss on commodity derivative contracts	$25,855	$330,953

	Three Months Ended	Year Ended
	December 31, 2022	December 31, 2022
Cash paid on oil derivatives	($54,306)	($429,017)
Cash paid on natural gas derivatives	(5,890)	(60,914)
Cash paid on NGL derivatives	—	(3,783)
Cash paid for commodity derivative settlements, net	($60,196)	($493,714)
Non-GAAP Financial Measures
Adjusted Income, Adjusted EBITDA and Unhedged Adjusted EBITDA. The following tables present and reconcile the Company’s adjusted income, adjusted EBITDA and unhedged adjusted EBITDA to net income:

	Three Months Ended			Year Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022
	(In thousands except per share data)
Net income	$272,467	$549,603	$285,351	$1,209,816
(Gain) loss on derivative contracts	25,855	(134,850)	10,145	330,953
Loss on commodity derivative settlements, net	(44,380)	(105,006)	(149,938)	(467,420)
Non-cash expense related to share-based awards	1,452	99	939	2,507
Merger, integration, transaction and other	(485)	2,861	12,343	3,414
Loss on extinguishment of debt	3,241	—	43,460	45,658
Tax effect on adjustments above (a)	3,007	49,748	17,441	17,827
Change in valuation allowance	(53,438)	(112,640)	(60,585)	(244,745)
Adjusted income	$207,719	$249,815	$159,156	$898,010

Net income per diluted share	$4.41	$8.88	$4.78	$19.54
Adjusted income per diluted share	$3.36	$4.04	$2.66	$14.51

Basic weighted average common shares outstanding	61,610	61,703	59,143	61,620
Diluted weighted average common shares outstanding (GAAP)	61,844	61,870	59,737	61,904
(a)Calculated using the federal statutory rate of 21%.

	Three Months Ended			Year Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022
	(In thousands)
Net income	$272,467	$549,603	$285,351	$1,209,816
(Gain) loss on derivative contracts	25,855	(134,850)	10,145	330,953
Loss on commodity derivative settlements, net	(44,380)	(105,006)	(149,938)	(467,420)
Non-cash expense related to share-based awards	1,452	99	939	2,507
Merger, integration, transaction and other	(485)	2,861	12,343	3,414
Income tax (benefit) expense	4,785	3,515	(837)	11,793
Interest expense, net	17,950	19,468	25,226	79,667
Depreciation, depletion and amortization	131,296	122,833	112,551	466,517
Loss on extinguishment of debt	3,241	—	43,460	45,658
Adjusted EBITDA	$412,181	$458,523	$339,240	$1,682,905
Add: Loss on commodity derivative settlements, net	44,380	105,006	149,938	467,420
Unhedged adjusted EBITDA	$456,561	$563,529	$489,178	$2,150,325
Adjusted Free Cash Flow. The following table presents and reconciles the Company’s unhedged adjusted EBITDA, adjusted EBITDA and adjusted free cash flow to net cash provided by operating activities:

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
	(In thousands)
Net cash provided by operating activities	$372,647	$475,275	$372,325	$281,270	$366,310
Changes in working capital and other	6,786	(75,748)	25,096	123,805	(67,390)
Changes in accrued hedge settlements	15,816	40,590	1,839	(31,951)	6,781
Loss on commodity derivative settlements, net	44,380	105,006	184,558	133,476	149,938
Cash interest expense, net	16,932	18,406	19,206	19,842	22,268
Merger, integration and transaction	—	—	—	769	11,271
Unhedged adjusted EBITDA	$456,561	$563,529	$603,024	$527,211	$489,178
Less: Loss on commodity derivative settlements, net	44,380	105,006	184,558	133,476	149,938
Adjusted EBITDA	$412,181	$458,523	$418,466	$393,735	$339,240
Less: Operational capital expenditures (accrual)	191,673	254,662	237,812	157,378	159,786
Less: Capitalized interest	27,187	25,964	24,416	23,506	22,591
Less: Interest expense, net of capitalized amounts	16,932	18,406	19,206	19,842	22,268
Less: Capitalized cash G&A	11,035	11,053	11,432	9,703	11,035
Adjusted free cash flow	$165,354	$148,438	$125,600	$183,306	$123,560
Adjusted Discretionary Cash Flow. The following table presents and reconciles the Company’s adjusted discretionary cash flow to net cash provided by operating activities:

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
	(In thousands)
Net cash provided by operating activities	$372,647	$475,275	$366,310
Changes in working capital	3,570	(76,994)	(67,594)
Merger, integration and transaction	—	—	11,271
Adjusted discretionary cash flow	$376,217	$398,281	$309,987

Adjusted G&A. The following table reconciles G&A to Adjusted G&A - cash component and full cash G&A (in thousands):

	Three Months Ended			Year Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022
G&A	$15,341	$14,022	$13,116	$57,393
Change in the fair value of liability share-based awards (non-cash)	236	1,618	296	4,074
Adjusted G&A – total	15,577	15,640	13,412	61,467
Equity settled, share-based compensation (non-cash)	(1,688)	(1,717)	(1,230)	(6,581)
Adjusted G&A – cash component	$13,889	$13,923	$12,182	$54,886

Capitalized cash G&A	11,035	11,053	11,035	43,223
Full cash G&A	$24,924	$24,976	$23,217	$98,109
Adjusted Total Revenue. The following table presents and reconciles adjusted total revenue to total operating revenues, which excludes revenue from sales of commodities purchased from a third-party:

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
	(In thousands)
Operating revenues
Oil	$513,734	$575,852	$506,445
Natural gas	42,774	81,018	56,674
NGLs	49,776	67,548	69,782
Total operating revenues	$606,284	$724,418	$632,901
Impact of settled derivatives	(44,380)	(105,006)	(149,938)
Adjusted total revenue	$561,904	$619,412	$482,963
Net Debt. The following table presents and reconciles the Company’s net debt to total debt:

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
	(In thousands)
Total debt	$2,241,295	$2,373,358	$2,516,337	$2,623,282	$2,694,115
Unamortized premiums, discount, and deferred loan costs, net	19,726	20,663	20,684	26,639	28,806
Adjusted total debt	$2,261,021	$2,394,021	$2,537,021	$2,649,921	$2,722,921
Less: Cash and cash equivalents	3,395	4,350	6,100	4,150	9,882
Net debt	$2,257,626	$2,389,671	$2,530,921	$2,645,771	$2,713,039
PV-10. The following table presents and reconciles the Company’s PV-10 as of December 31, 2022 to the standardized measure of discounted future net cash flows:

As of December 31, 2022
(In millions)
Standardized measure of discounted future net cash flows	$9,004.1
Add: present value of future income taxes discounted at 10% per annum	$1,530.7
Total proved reserves - PV-10	$10,534.8
Total proved developed reserves - PV-10	$7,122.9
Total proved undeveloped reserves - PV-10	$3,411.9

Non-GAAP Financial Measures
These supplemental tables present non-GAAP financial measures such as “adjusted free cash flow,” “adjusted EBITDA,” “unhedged adjusted EBITDA,” “adjusted income,” “adjusted income per diluted share,” “adjusted discretionary cash flow,” “adjusted total revenue,” “adjusted G&A,” “full cash G&A,” “net debt,” and “PV-10.” These measures, detailed below, are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our filings with the U.S. Securities and Exchange Commission (the “SEC”) and posted on our website.
•Adjusted free cash flow is a supplemental non-GAAP measure that is defined by the Company as adjusted EBITDA less operational capital expenditures (accrual), capitalized cash interest, capitalized cash G&A (which excludes capitalized expense related to share-based awards), and cash interest expense, net. We believe adjusted free cash flow provides useful information to investors because it is a comparable metric against other companies in the industry and is a widely accepted financial indicator of an oil and natural gas company’s ability to generate cash for the use of internally funding their capital development program and to service or incur debt. Adjusted free cash flow is not a measure of a company’s financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities, or as a measure of liquidity, or as an alternative to net income (loss).
•Callon calculates adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of evaluated oil and gas properties, non-cash share-based compensation expense, merger, integration and transaction expense, (gain) loss on extinguishment of debt, and certain other expenses. Adjusted EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that adjusted EBITDA provides useful information to investors because it provides additional information with respect to our performance or ability to meet our future debt service, capital expenditures and working capital requirements. Because adjusted EBITDA excludes some, but not all, items that affect net income (loss) and may vary among companies, the adjusted EBITDA presented above may not be comparable to similarly titled measures of other companies.
•Callon calculates unhedged adjusted EBITDA as adjusted EBITDA, as defined above, excluding the impact of net settled derivative instruments. Unhedged adjusted EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that unhedged adjusted EBITDA provides useful information to investors because it provides additional information with respect to our performance without the impact of our settled derivative instruments. Because unhedged adjusted EBITDA excludes some, but not all, items that affect net income (loss) and may vary among companies, the unhedged adjusted EBITDA presented above may not be comparable to similarly titled measures of other companies.
•Adjusted income and adjusted income per diluted share are supplemental non-GAAP measures that Callon believes are useful to investors because they provide readers with a meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. These measures exclude the net of tax effects of these items and non-cash valuation adjustments, which are detailed in the reconciliation provided. Adjusted income and adjusted income per diluted share are not measures of financial performance under GAAP. Accordingly, neither should be considered as a substitute for net income (loss), operating income (loss), or other income data prepared in accordance with GAAP. However, the Company believes that adjusted income and adjusted income per diluted share provide additional information with respect to our performance. Because adjusted income and adjusted income per diluted share exclude some, but not all, items that affect net income (loss) and may vary among companies, the adjusted income and adjusted income per diluted share presented above may not be comparable to similarly titled measures of other companies.
•Adjusted discretionary cash flow is a supplemental non-GAAP measure that Callon believes provides useful information to investors because it is a comparable metric against other companies in the industry and is a widely accepted financial indicator of an oil and natural gas company’s ability to generate cash for the use of internally funding their capital development program and to service or incur debt. Adjusted discretionary cash flow is defined by Callon as net cash provided by operating activities before changes in working capital and merger, integration and transaction expenses. Callon has included this information because changes in operating assets and liabilities relate to the timing of cash receipts and disbursements, which the Company may not control, and the cash flow effect may not be reflected the period in which the operating activities occurred. Adjusted discretionary cash flow is not a measure of a company’s financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities, or as a measure of liquidity, or as an alternative to net income (loss).

•Callon believes that the non-GAAP measure of adjusted total revenue (which is revenue including the gain or loss from the settlement of derivative contracts) is useful to investors because it provides readers with a revenue value more comparable to other companies who engage in price risk management activities through the use of commodity derivative instruments and reflects the results of derivative settlements with expected cash flow impacts within total revenues.
•Adjusted G&A is a supplemental non-GAAP financial measure that excludes non-cash incentive share-based compensation valuation adjustments and adjusted G&A - cash component further excludes equity settled, share-based compensation expenses. Callon believes that the non-GAAP measure of adjusted G&A and adjusted G&A - cash component are useful to investors because they provide for greater comparability period-over-period. In addition, adjusted G&A - cash component provides a meaningful measure of our recurring G&A expense.
•Full cash G&A is a supplemental non-GAAP financial measure that Callon defines as adjusted G&A – cash component plus capitalized G&A excluding capitalized expense related to share-based awards. Callon believes that the non-GAAP measure of full cash G&A is useful to investors because it provides a meaningful measure of our total recurring cash G&A costs, whether expensed or capitalized, and provides for greater comparability on a period-over-period basis.
•Net debt is a supplemental non-GAAP measure that is defined by the Company as total debt excluding unamortized premiums, discount, and deferred loan costs, less cash and cash equivalents. Net debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. We believe this metric is useful to analysts and investors in determining the Company’s leverage position since the Company has the ability to, and may decide to, use a portion of its cash and cash equivalents to reduce debt. This metric is sometimes presented as a ratio with Adjusted EBITDA in order to provide investors with another means of evaluating the Company’s ability to service its existing debt obligations as well as any future increase in the amount of such obligations. This ratio is referred to by the Company as its leverage ratio.
•Callon believes that the presentation of PV-10 provides greater comparability when evaluating oil and gas companies due to the many factors unique to each individual company that impact the amount and timing of future income taxes. In addition, we believe that PV-10 is widely used by investors and analysts as a basis for comparing the relative size and value of our proved reserves to other oil and gas companies. PV-10 should not be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows or any other measure of a company’s financial or operating performance presented in accordance with GAAP. Neither PV-10 nor the standardized measure of discounted future net cash flows purport to represent the fair value of our proved oil and gas reserves.